SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: March 24, 2004


                               NEWTECH BRAKE CORP.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    0-26949                  11-3500919
         --------                    -------                  ----------
      (State or other        (Commission File Number)        (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)


    779 INDUSTRIAL BLVD., BLAINVILLE, QC, CANADA               J7C 3V3
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      (Address of principal executive offices)                (Zip code)

 Registrant's telephone number, including area code:        (450) 434-6432
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (A)   PREVIOUS INDEPENDENT ACCOUNTANTS

      (1) (i) Effective March 22, 2004, NewTech Brake Corp. (the "Registrant"), in order to meet the American Stock Exchange listing requirements, dismissed Mark Cohen, C.P.A. ("Mark Cohen, C.P.A.") as its independent certified public accountants.

            (ii) Mark Cohen, C.P.A.'s report on the Registrant's financial statements for the past two fiscal years ended February 28, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein Mark Cohen, C.P.A. expressed substantial doubt about the Registrant's ability to continue as a going concern.

            (iii) The change of independent accountants was approved by the Registrant's Board of Directors on March 22, 2004.

            (iv) During the Registrant's most recent two fiscal years ended February 28, 2002 and 2003, as well as the subsequent interim period through March 22, 2004, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            (v) During the Registrant's most recent two fiscal years ended February 28, 2002 and 2003, as well as the subsequent interim period through March 22, 2004, Mark Cohen, C.P.A. did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

            (vi) The Registrant requested Mark Cohen, C.P.A. to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

      (B)   NEW INDEPENDENT ACCOUNTANTS

      On March 22, 2004, the Registrant engaged Daszkal Bolton LLP ("Daszkal Bolton") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Daszkal Bolton on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Daszkal Bolton.


ITEM 7.  EXHIBITS

Exhibit 99.1              Letter dated March 24, 2004, from Mark Cohen, C.P.A.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2004                     NEWTECH BRAKE CORP.

                                         By:   /s/ Yvon Rancourt
                                            -----------------------------------
                                         Name: Yvon Rancourt
                                         Its:  Chief Executive Officer, Acting,
                                               Chief Financial Officer,
                                               Chief Operating Officer, and
                                               Chairman of the Board

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